EXHIBIT A


                            AGREEMENT OF JOINT FILING


         In accordance with Rule 13d-1(k) under the Securities and Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a Statement on Schedule 13D, and any amendments thereto, with respect to the common stock, par value $0.0001 per share, of Redback Networks Inc. and that this Agreement be included as an Exhibit to such filing.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

         IN WITNESS WHEREOF, each of the undersigned hereby executes this Agreement as of May 31, 2002.


                                  NOKIA FINANCE INTERNATIONAL B.V.

                                  By:    /s/ Ursula Ranin
                                      ------------------------------------
                                       Name:        Ursula Ranin
                                       Title:       Director

                                  By:    /s/ Hannu Mustonen
                                      ------------------------------------
                                       Name:        Hannu Mustonen
                                       Title:       Director



                                  NOKIA CORPORATION

                                  By:    /s/ Ursula Ranin
                                      ----------------------------------------
                                        Name:       Ursula Ranin
                                        Title:      Vice President and
                                                    General Counsel

                                  By:    /s/ Hannu Mustonen
                                      ----------------------------------------
                                        Name:       Hannu Mustonen
                                        Title:      Director and Head of
                                                    Corporate Tax Planning